UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2024, Vincent Stoquart resigned as a member of the board of directors (the “Board”) of SunPower Corporation, a Delaware corporation (the “Company”), and on July 23, 2024, the Board appointed Marc-Antoine Pignon to serve as a member of the Board. Mr. Stoquart had served as a designee of Sol Holding, LLC, a Delaware limited liability company (“Sol Holding”), pursuant to the Amended and Restated Affiliation Agreement, dated February 14, 2024, by and between the Company and Sol Holding, and Mr. Pignon is replacing Mr. Stoquart as a designee of Sol Holding on the Board. Mr. Stoquart’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Mr. Pignon serves as the Managing Director of TotalEnergies Renewables USA. He joined TotalEnergies in 2006 as an economist for upstream operations in Congo and the Middle East. Between 2008 and 2016, he was appointed Business Development Economist at Total E&P Norge, EPC Manager at Total E&P Nigeria, and Head of Development & Long-Term Planning at Total E&P Australia. In 2016, he became Head of Total Solar in France before being named Vice President of Development at SunPower. In 2021, he was named as the Managing Director of US Renewables for TotalEnergies. Mr. Pignon is a Science and Executive Engineering graduate from Mines ParisTech.

Mr. Pignon serves as a Class II director.

The information required by Item 404(a) of Regulation S-K regarding the Company’s agreements with Sol Holding and its respective affiliates is set forth under Item 1.01 in the Company’s Current Reports on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 15, 2024 and June 3, 2024 and incorporated herein by reference.

The Company and Mr. Pignon expect to enter into the Company’s standard form of indemnification agreement for directors and officers, in substantially the form filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2016 filed with the SEC on February 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

July 23, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Executive Vice President and Chief Financial Officer